UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2004

VISION-SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20970	13-3430173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 Strathmore Road
Natick, Massachusetts  01760

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code:  (508) 650-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On December 29, 2004, Vision-Sciences, Inc. (the “Company”) entered into an Exclusive Distribution Agreement (the “Agreement”) with Medtronic USA, Inc. (“Medtronic).  Pursuant to the Agreement, the Company granted Medtronic and its affiliates the exclusive right in the United States and Canada to distribute, sell, advertise, promote and market the Company’s medical devices that are used in urology and urogynecology applications.  Under the Agreement, Medtronic shall have certain minimum purchase requirements.

Medtronic Xomed, Inc, an affiliate of Medtronic, is currently the exclusive distributor in the United States and Canada of the Company’s Ear-Nose-Throat (“ENT”) and Trans-Nasal Esophagoscopes to ENT practitioners.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Vision Sciences, Inc. on January 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION-SCIENCES, INC.

Date: January 3, 2005	By:	/s/ Ron Hadani
Ron Hadani
President, Chief Executive Officer